UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2005

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 W. Riverside Avenue, Suite 400 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 467-6993

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

AmericanWest Bancorporation announced its results for the third quarter ended September 30, 2005, on the press release attached as Exhibit 99.1.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

AmericanWest Bancorporation announced the filing of an application with the Washington State Department of Financial Institutions and the Federal Deposit Insurance for approval for AWB to open a de novo branch in Coeur d’Alene, Idaho, on the press release dated October 28, 2005, attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibit No.	Exhibit Description

99.1	Press release dated October 27, 2005, titled “AmericanWest Bancorporation Announces 2005 Third Quarter Results”

99.2	Press release dated October 28, 2005, titled “ AmericanWest Bancorporation Announces Application To Open Idaho Branch”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington Corporation

Dated: October 31, 2005	/s/ ROBERT M. DAUGHERTY
Robert M. Daugherty,
President and CEO